PLEDGE AND SECURITY AGREEMENT
                          -----------------------------


     This PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated as of October 11, 2000, is made by Robert C. McShirley, an individual ("Debtor"), in favor of VSource, Inc., a Nevada corporation ("Secured Party").

          In order to induce Secured Party to extend credit facilities to Borrower under the Promissory Note of even date herewith (the "Note"), and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Debtor agrees as follows:

     1.     Pledge  of  Collateral.  For  valuable  consideration, Debtor hereby
            ----------------------
pledges to Secured Party, and grants to Secured Party a security interest in, not less than 100,000 shares of Debtor's shares of Common Stock of Secured Party, the certificates for which are listed in Exhibit A hereto, and all cash and non-cash proceeds of all of the foregoing property and all rights, titles, interests, privileges and references appertaining or incident to the foregoing property (collectively, the "collateral").

     2.     Indebtedness  Secured.  This  Agreement  and  the  security interest
            ---------------------
created hereby are given for the purpose of securing: (a) payment and performance of each agreement of Debtor contained herein; (b) payment and performance of all indebtedness and obligations of Debtor under the Note; and
(c) any and all amendments, modifications, supplements, renewals or extensions of any of the foregoing, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any indebtedness secured hereby or the maturity thereof, or otherwise. All indebtedness and obligations secured hereby are hereinafter collectively referred to as the "indebtedness." The term "indebtedness" shall also include, without limitation on the foregoing, all interest that accrues on all or any part of the indebtedness after the filing of any petition or pleading by or against Debtor for a proceeding under any chapter or provision of any present or future federal bankruptcy legislation or amendments thereto.

     3.     Representations  and  Warranties  of  Debtor.  Debtor  represents,
            --------------------------------------------
warrants and agrees that all existing and future collateral is and will be owned by Debtor free and clear of all liens and rights of others, other than the security interest created under this Agreement.


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
     4.     Covenants  of  Debtor.  As  long  as any of the indebtedness remains
            ---------------------
owing  to  Secured  Party,  unless  Secured Party otherwise consents in writing:

               (a)     Debtor  shall  (i)  immediately  deliver  all  collateral

capable of delivery, whether now or hereafter held or acquired, to the Secured Party or its agent, (ii) at the request of Secured Party at any time and from time to time, execute all financing statements and other documents reasonably deemed necessary or advisable by Secured Party to create and perfect a security interest in, or otherwise relating to, the collateral, (iii) at its sole cost and expense, defend any claims against the collateral or any action that might affect the collateral or any interests therein, (iv) do all acts which may be necessary to preserve, process, develop, maintain and protect the collateral and Debtor's rights and interests therein, and (v) pay all taxes, assessments and other charges imposed on or relating to the collateral, and all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in connection with the enforcement of this Agreement; and

               (b)     Debtor  shall  not  (i) sell, assign, exchange, transfer,

encumber or otherwise dispose of, or contract to sell, assign, exchange, transfer, encumber or otherwise dispose of, any of the collateral or any part thereof or any interest therein, (ii) abandon, alter, amend, cancel, modify, release, relinquish, supplement, terminate or waive, or enter into or give any agreement, approval or consent with respect to, any of the collateral or any part thereof or any interest therein; or (iii) take any action with respect to the collateral which is inconsistent with the provisions or purposes of this Agreement or which would adversely affect the rights of Secured Party hereunder.

     5.     Possession  of  Collateral; Voting Rights.  Secured Party shall hold
            -----------------------------------------
the share certificate evidencing the collateral until the indebtedness is paid in full. Debtor shall retain any rights to vote the collateral; provided, however, upon the occurrence of an Event of Default, Secured Party's nominee shall be entitled to vote the collateral.

     6.     Action  by  Secured  Party.
            --------------------------

               (a)     In  the event that Debtor fails to perform any obligation

on its part to be performed hereunder, then Secured Party may, but without any obligation to do so and without notice to or demand upon Debtor, perform the same and take such other action as Secured Party may deem necessary to protect the collateral or its security interest therein, Secured Party being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest and compromise any encumbrance, charge or lien which in the reasonable judgment of Secured Party appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable attorneys' fees. Debtor hereby agrees to repay immediately and without demand all reasonable sums so expended by Secured Party, together with interest from the date of expenditure at the highest legal rate ("Default Rate").

               (b)     Secured Party shall be under no duty or obligation to (i)

preserve, process, develop, maintain or protect the collateral or any of Debtor's rights or interests therein, or (ii) make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notices of any other nature whatsoever in connection with the collateral on behalf of Debtor or any other person having any interest therein; and Secured Party does not assume and shall not be obligated to perform the obligations of Debtor, if any, with respect to the collateral. Secured Party may, at any time and from time to time, without notice or demand and at the expense of Debtor, make reasonable requests for information concerning the collateral from any officer, director, agent or employee of any corporation, governmental agency or instrumentality.

     7.     Events  of  Default.  The  occurrence  of  any  one of the following
            -------------------
events  shall  constitute  an  Event  of  Default:

               (a) the occurrence of any Event of Default under the Note or any other documents pertaining thereto; or

               (b)     any  failure by Debtor to observe or perform any covenant

or agreement contained in this Agreement for more than five (5) calendar days after receipt from Secured Party of notice of such default; or

               (c)     any  representation  or  warranty  made by Debtor in this

Agreement shall prove to have been false or incorrect in any material respect when made.

     8.     Remedies  Upon  Default.
            -----------------------

               (a)     Upon  the  occurrence  and  during  the continuance of an

Event of Default, Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured
Party may have under this Agreement and by law, all rights and remedies of a secured party under the Uniform Commercial Code and in addition the following rights and remedies, all of which may be exercised with or without further notice to Debtor:

                    (i)     to  renew, extend, modify, amend, accelerate, accept

partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Secured Party, in whole or in part, the collateral and any amounts owing thereon or any guaranty or security therefor; to enter into any other agreement relating to or affecting the collateral; and to give all consents, waivers and ratifications in respect of the collateral and exercise all other rights, powers and remedies and otherwise act with respect thereto as if it were the owner thereof;

                    (ii)     to  enforce  payment  and  prosecute  any action or

proceeding with respect to any and all of the collateral and take or bring, in Secured Party's name or in the name of Debtor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the collateral;

                    (iii)     to  endorse,  in  the  name of Debtor, all checks,

notes, drafts, money orders, instruments and other evidences of payment relating to the collateral; to transfer any or all of the collateral into the name of Secured Party or its nominee or nominees; and to receive, open and dispose of all mail addressed to Debtor and notify the postal authorities to change the address for delivery thereof to such address as Secured Party may designate; and

                    (iv)     to  foreclose  the  liens  and  security  interests

created under this Agreement or under any other agreement relating to the collateral by any available judicial procedure or without judicial process; to sell, assign, lease, or otherwise dispose of the collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or for future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable.

               (b)     Secured  Party  shall  give  Debtor  at  least five days'

written notice of sale of all or any part of the collateral or of any proposal by Secured Party to retain the collateral or any part thereof in satisfaction of the indebtedness. Any sale of the collateral shall be held at such time or times and at such place or places as Secured Party may determine in the exercise of its sole discretion. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase for the account of Secured Party or any nominee of Secured Party the whole or any part of the collateral. Secured Party shall not be obligated to make any sale of the collateral if it shall determine not to do so regardless of the fact that notice of sale of the collateral may have been given. Secured Party may, without notice or publication, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

               (c)     Secured  Party  may, in its sole and absolute discretion,

sell all or any part of the collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the collateral is sold at private sale (and with the requisite notice to Debtor pursuant to Subsection (b) above), Debtor agrees that if the collateral is sold for a price which Secured Party in good faith believes to be reasonable, then (A) the sale shall be deemed to be commercially reasonable in all respects, (B) Debtor shall not be entitled to a credit against the indebtedness in an amount in excess of the sale price, and
(C) Secured Party shall incur no liability or responsibility to Debtor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.

               (d)     Debtor  hereby acknowledges and agrees that Secured Party

shall not be limited in any way with respect to the parties to which the collateral may be sold, whether at a public or private sale. Debtor specifically acknowledges and agrees that Secured Party may, without any liability whatsoever to Debtor, contact one or more competitors of Debtor, regarding a sale of the collateral, and Secured Party may sell all or any portion of the collateral to any one or more of such competitors or other parties, as Secured Party deems appropriate in its capacity as a secured party and without regard to the impact such a sale may have on Debtor, or its management or operations.

               (e)     Upon  consummation of any sale of the collateral, Secured

Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the collateral so sold. Each such purchaser at any such sale shall hold the collateral sold absolutely free from any claim or right on the part of Debtor, and Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the indebtedness until such amount is actually received by Secured Party, and any collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the collateral so sold and, in case of any such failure, the collateral may be sold again upon like notice.

               (f)     The  net  cash  proceeds  resulting  from the collection,

liquidation, sale, lease or other disposition of the collateral shall be applied first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like; second, to the satisfaction of all indebtedness and obligations secured hereby in such order and manner as Secured Party in its sole and absolute discretion may determine. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after any such sale, disposition, collection or liquidation of the collateral.

     9.     Rights  Independent.  The  security  interest  created  hereunder is
            -------------------
independent of any other security for the indebtedness given by Debtor or any other person or any guaranty, and upon the occurrence of an Event of Default Secured Party may proceed in the enforcement hereof independently of any other right or remedy that Secured Party may at any time hold with respect to the indebtedness or any other security or guaranty therefor. Secured Party may file a separate action or actions against Debtor hereunder, whether action is brought and prosecuted with respect to any other security or any other person or any guarantor, or whether any other person or any guarantor is joined in any such action or actions. Debtor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement of the indebtedness secured hereby. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the indebtedness which shall thereafter be required to be restored or returned by Secured Party upon the bankruptcy, insolvency, or reorganization of Debtor, or otherwise, all as though such amount had not been paid. The security interest created hereunder and the enforceability of this Agreement shall at all times remain effective to secure the full amount of all indebtedness, including without limitation interest at the Default Rate, even though the indebtedness or any part thereof or any other security or guaranty therefor may be or may hereafter become invalid or otherwise unenforceable against Debtor or any other party, and whether or not Debtor shall have any personal liability with respect thereto. Debtor waives notice of default, presentment, demand for payment, protest, notice of protest, notice of nonpayment or dishonor, and all other notices and demands of any kind whatsoever; and Debtor consents and agrees that Secured Party may, from time to time, without notice or demand and without affecting the enforceability or security hereof: (a) take, alter, enforce or release any additional security for the indebtedness; or (b) release or substitute any guarantors or other parties obligated with respect to the indebtedness.

     10.     Attorney-in-Fact.  Debtor  hereby  nominates  and  appoints Secured
             ----------------
Party as attorney-in-fact for the following purposes and to perform any of the following powers, which are coupled with an interest and are irrevocable until termination of this Agreement: (a) to do all acts and things and execute all documents which Secured Party may deem necessary or advisable to perfect and continue perfected the security interest created by this Agreement, to preserve, process, develop, maintain and protect the collateral and the value thereof and Secured Party's interest therein, and to enable Secured Party to preserve, protect  or  exercise  any  or  all of the rights, powers or remedies granted to
Secured  Party  under  this  Agreement  or  to  which Secured Party is otherwise entitled under applicable law; (b) to do any and every act which Debtor is obligated to do under this Agreement; (c) to prepare, sign, file and record, for Debtor in Debtor's name, any financing statement covering the collateral; and
(d) upon the occurrence and during the continuance of any Event of Default, to endorse and transfer the collateral upon foreclosure; provided, however, that
                                                         --------
Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and Secured Party shall have no liability or responsibility for any act or omission taken with respect thereto. Debtor hereby agrees to repay immediately and without demand all reasonable costs and expenses incurred or expended by Secured Party in exercising any rights or taking any action under this Section, together with interest from the date of expenditure at the Default Rate.

     11.     Amendments;  Waivers.  Neither  this  Agreement  nor  any provision
             --------------------
hereof may be amended, modified, waived, discharged or terminated nor may any of the collateral be released except by an instrument in writing duly signed by or on behalf of Secured Party and Debtor. No failure or delay on the part of Secured Party in exercising any right, power or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Debtor warrants and agrees that each of the waivers set forth in this Agreement are made with Debtor's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     12.     Cumulative  Remedies.  The  rights,  powers and remedies of Secured
             --------------------
Party hereunder are cumulative and not exclusive of any other right, power or remedy which it would otherwise have.

     13.     Costs and Expenses in Enforcement.  Debtor agrees to pay to Secured
             ---------------------------------
Party all reasonable advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, regardless of whether an action is filed hereon.

     14.     Notices.  All  notices,  requests,  demands,  directions  and other
             -------
communications provided for hereunder must be in writing and must be personally delivered or mailed to the appropriate party at the address set forth on the signature pages of this Agreement or, as to any party, at any other address as may be designated by it in a written notice sent to all other parties in accordance with this Section. Any notice, request, demand, direction or other communication given by mail will be deemed effective on the third calendar day after deposited in the United States mails with first class postage prepaid; or if given by personal delivery, when delivered.

     15.     Further  Assurances.  Debtor  agrees  to  do  such further acts and
             -------------------
things, and to execute and deliver such additional conveyances, assignments, agreements, documents and instruments as Secured Party may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the collateral or any part thereof or in order to better assure and confirm unto Secured Party its rights, powers and remedies hereunder. Debtor hereby consents and agrees that the trustee for any of the collateral shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Secured Party or any other person to any such trustee.

     16.     Binding  Agreement.  This  Agreement  and  the terms, covenants and
             ------------------
conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Debtor shall not be permitted to transfer, convey or assign this Agreement or any interest herein without the prior written consent of Secured Party. Secured Party may assign its interest hereunder or in the collateral in whole or in part. Without limiting the foregoing, Debtor hereby consents to the assignment by Secured Party of all or any portion of its rights under this Agreement and all notices, agreements and other documents which are secured hereby or referenced herein. Debtor acknowledges and agrees that any and all rights of Secured Party under this Agreement may be exercised from time to time by any assignee or successor of Secured Party. Debtor agrees that any assignee's rights shall be free of all defenses, set-offs or counterclaims which Debtor may have against Secured Party.

     17.     Severability.  In  case  any lien, security interest or other right
             ------------
of Secured Party shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other lien, security interest or other right granted hereby.

     18.     Miscellaneous.  All words used herein in the plural shall be deemed
             -------------
to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require. Section headings in this Agreement are included for convenience of reference only and are not a part of this Agreement for any other purpose. Time is of the essence with respect to each provision of this Security Agreement. As used herein the term "Debtor" shall include any successor to Debtor, including without limitation any successor by merger.

     19.     Governing  Law.  This Agreement shall be governed by, and construed
             --------------
and enforced in accordance with, the laws of the State of California. Notwithstanding the above, in the event that any law or laws of the State of California shall require or otherwise dictate that the laws of any other jurisdiction be applied in any proceeding involving this Agreement, such law shall be disregarded with the result that the remaining laws of the State of California shall be applied to such proceeding.

     IN WITNESS WHEREOF, Debtor and Secured Party have caused this Agreement to be duly executed as of October 11, 2000.


                                             "Debtor"


                                             /s/  Robert  C.  McShirley
                                             --------------------------
                                             ROBERT  C.  MCSHIRLEY

                                             Address:
                                             -------

                                             ___________________________
                                             ___________________________


                                             "Secured  Party"


                                             VSOURCE,  INC.


                                             By:  /s/  Sandford  T.  Waddell
                                                ----------------------------
                                             Name:  Sandford  T.  Waddell
                                             Title:  Chief Financial Officer

                                             Address:
                                             -------

                                             5740 Ralston Street, Suite 110
                                             Ventura,  California  93003


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